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                                                                   Exhibit 10.45



                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "AGREEMENT") is entered into as of May 9, 2000 by and between Reebok International Ltd., a Massachusetts corporation (the "COMPANY"), and Paul B. Fireman (the "EXECUTIVE").

1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     (1) "ACQUIRING PERSON" shall mean, with respect to any Transaction, each Person who is a party to or a participant in such Transaction or who, as a result of such Transaction, would (together with other Persons acting in concert) own a majority of the Company's outstanding Common Stock; PROVIDED, HOWEVER, that none of the Company, any wholly-owned subsidiary of the Company, any employee benefit plan of the Company or any trustee in respect thereof acting in such capacity shall, for purposes of this Section, be deemed an "Acquiring Person".

     (2)  "ACT" shall mean the Securities and Exchange Act of 1934, as amended.

     (3) "AFFILIATE", with respect to any Person, shall mean any other Person who is, or would be deemed to be, an "affiliate" or an "associate" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Act.

     (4)  "BOARD OF DIRECTORS" shall mean the board of directors of the Company.

     (5)  "CAUSE" shall mean any one or more of the following:

               (1) the Executive's admission or conviction of a felony or of any crime involving moral turpitude, fraud, embezzlement, theft or misrepresentation; and

               (2) any gross or willful misconduct of the Executive resulting in substantial loss to the Company or substantial damage to the Company's reputation.

     (6) "CHANGE OF CONTROL" will occur for purposes of this Agreement if (i) any Person who does not currently own directly or indirectly 10% or more of the combined voting power of the Company's outstanding securities becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) of securities of the Company representing more than 30% (or, if higher, the aggregate percentage of the combined voting power of the Company's then-outstanding securities held by or


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          for the benefit of the Executive and his family) of the combined voting power of the Company's then-outstanding securities, (ii) there is a change of control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act (or a similar item in a similar schedule or form), whether or not the Company is then subject to such reporting requirement, (iii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter, or (iv) the Continuing Directors cease for any reason to constitute a majority thereof.

     (7)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (8) "CONTINUING DIRECTOR" shall mean any director of the Company who (i) is not an Acquiring Person or an Affiliate of an Acquiring Person and
          (ii) either was (A) a member of the Board of Directors of the Company on the date hereof or (B) nominated for his or her initial term of office by a majority of the Continuing Directors in office at the time of such nomination.

     (9) "EXERCISE PERIOD" shall mean the period of time beginning on the first business day of the first taxable year in which the Executive does not constitute a "covered employee" (subject to the proviso of the first sentence of Section 3) and ending on the third anniversary of the date on which the Executive no longer has a material affiliation with the Company as a director, an officer or a consultant; PROVIDED, HOWEVER, that the Option shall no longer be exercisable after the tenth anniversary hereof.

     (10) "LEGAL REPRESENTATIVE" shall mean the Executive's executor or administrator or the Person or Persons to whom the Option is transferred by will or the applicable laws of descent and distribution, or the Person or Persons appointed to legally represent the Executive if he is incapacitated.

     (11) "OPTION TERMS" shall mean the Exercise Prices, the maximum number of Shares that the Executive may purchase pursuant to the terms of the Option, and the other terms and conditions of the Option.

     (12) "PERSON" shall mean a corporation, association, partnership, joint venture, trust, organization, business, individual or government or any governmental agency or political subdivision thereof.

     (13) Each of the following terms is identified in the Section set forth opposite such term:


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                  Term                                        Section
                  ----                                        -------

              Agreement.........................................Preamble
              Common Stock.............................................2
              Company...........................................Preamble
              Executive.........................................Preamble
              Exercise Prices..........................................2
              162(m) Restriction.......................................3
              Option...................................................2
              Shares...................................................2
              Transaction..............................................8

2.   GRANT OF OPTION.

     The Company hereby grants to the Executive an option (the "OPTION") to purchase, exercisable in whole or in part, on the terms herein provided, a total of One Million (1,000,000) shares (the "SHARES") of Common Stock, par value $.01 per Share, of the Company (the "COMMON STOCK") at the per Share price indicated below (the "EXERCISE PRICES"). It is intended that the Option shall be a non-statutory option.

     The Option shall vest, subject to the terms and conditions of this Agreement, in the following installments:

     333,333 Shares at $17.375 per Share on and after May 9, 2001;

     333,333 Shares at $17.375 per Share on and after May 9, 2002; and

     333,334 Shares at $17.375 per Share on and after May 9, 2003;

PROVIDED, HOWEVER, that the Option shall immediately vest, subject to the terms and conditions of this Agreement, on the date on which (i) the Executive ceases for any reason (other than for cause) to be Chief Executive Officer of the Company or (ii) there occurs a Change of Control.

3.   DURATION OF OPTION.

     The Option shall not be exercisable during any taxable year in which the Executive constitutes a "covered employee" for purposes of Code Section 162(m), or any successor Code Section related to excessive employee remuneration (the "162(M) RESTRICTION"); PROVIDED, HOWEVER, that the 162(m) Restriction shall no longer apply if any statute, any Treasury regulation or any court order or other decision binding on the Company amends or modifies the scope of the definition of "covered employee" to a material extent such that such definition includes a broad employee base of the Company, including "rank and file" employees, directors or consultants. The Executive may exercise the Option at any time during the Exercise Period, so long as:

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     (1)  the employment of the Executive is not terminated for Cause which, in the opinion of the Board of Directors, casts such discredit on the Executive as to justify termination of the Option;

     (2) the Executive makes himself available to the Company upon the reasonable request of the Company for consulting or director services, regardless of whether he actually renders any of such services; and

     (3) the Executive does not compete with the Company or any of its subsidiaries or Affiliates, either directly or indirectly, as a principal stockholder (other than the owner of less than five percent (5%) of the equity of any publicly traded issuer), partner, director, officer, employee, consultant, agent, or otherwise;

PROVIDED, HOWEVER that if the requirement set forth in clause (b) above ceases to be accurate:

          (1) by reason of the Executive's death, then the Option shall become exercisable by his Legal Representative, at any time or times during the Exercise Period; or

          (2) by reason of the Executive's disability, then the Option shall continue to be exercisable for the duration of the Exercise Period.

     If any of clauses (a), (b) or (c) above ceases to accurate and if the Executive fails to cure such inaccuracy within a period of time found to be reasonable by the Company, the Option shall terminate and cease to be exercisable after the date that is the earlier of (x) three months after such conditions(s) cease to be satisfied and (y) the end of the Exercise Period.

     After completion of the Exercise Period, the Option shall terminate to the extent not previously exercised, expired or terminated.

4.   EXERCISE OF OPTION.

     Each election to exercise the Option shall be in writing and in substantially the form of EXHIBIT A, signed by the Executive or the Legal Representative, as the case may be, and received by the Company at it principal office, accompanied by payment in full. The purchase price may be paid by delivery of: (a) cash, certified check, bank draft or money order; (b) shares of Common Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price, PROVIDED that payment in the form of such shares does not have tax consequences for the Company which are more adverse than the tax consequences of its receiving payment in another form described in clause (a) above; or (c) by a combination of any of the foregoing. In the event that the Option is exercised by the Legal Representative, the Company shall be under no obligation to deliver Shares hereunder unless and until the Company is satisfied as to the authority of the person or persons exercising the Option.

5.   WITHHOLDING.


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     No Shares will be transferred pursuant to the exercise of the Option unless and until the Person exercising the Option remits to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or makes other arrangements satisfactory to the Company with regard to such taxes.

6.   NONTRANSFERABILITY OF OPTION.

     Except as specifically noted below in this paragraph, the Option is not transferable by the Executive other than by will or the laws of descent and distribution, and is exercisable during the Executive's lifetime only by the Executive. If the Executive is incapacitated, however, the Legal Representative of the Executive may exercise the Option provided that the Company is satisfied as to the authority of such Legal Representative. Notwithstanding all of the foregoing, the Company will permit the transfer of the Option by the Executive through a gift to any or all of the following: any child, stepchild, grandchild, parent, stepparent, mother-in-law, father-in-law or spouse of the Executive; any trust in which these persons have more than fifty percent (50%) beneficial interest; or a foundation in which these persons (or the Executive) control the management of assets. The Company will also permit the retransfer of the Option by any of these permitted transferees back to the Executive.

7.   SHARES SUBJECT TO THE OPTION.

     (1) SHARES TO BE DELIVERED. Shares delivered upon the exercise of the Option shall be authorized but unissued Shares or, if the Board of Directors so decides in its sole discretion, previously issued Shares acquired by the Company and held in treasury. No fractional Shares shall be delivered pursuant to the exercise of the Option.

     (2) CHANGES IN THE SHARES. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, any Option Term may be appropriately adjusted by the Board of Directors, whose determination shall be binding on the Executive. The Board of Directors may also adjust any Option Term to take into consideration material changes in accounting practices or principles, consolidations or mergers, acquisitions or dispositions of stock or property or any other event if it is determined by the Board of Directors that such adjustment is appropriate to avoid distortion in the Option Terms.

8.   MERGERS, ETC.

     In the event of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or any other transaction or series of related transactions as a result of which a single Person or several Persons acting in concert own a majority of the Company's then outstanding capital stock (such merger, consolidation, sale or other transaction being hereinafter referred to as a "TRANSACTION"), the Option shall become exercisable


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immediately prior to the consummation of the Transaction. Upon consummation of the Transaction, the Option, if it remains outstanding, shall terminate and cease to be exercisable. There shall be excluded from the foregoing any Transaction as a result of which (i) the holders of shares of Common Stock prior to the Transaction retain, or acquire securities constituting, a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity and (ii) no single Person owns more than half of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this Section, voting common stock of the acquiring or surviving corporation or other entity that is issuable upon conversion of convertible securities or upon exercise of warrants or options shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock which is equivalent to the number of such votes that may be cast by the holders of such securities.

     In lieu of the foregoing, if there is an acquiring or surviving corporation or entity, the Board of Directors may, by vote of a majority of the members of the Board of Directors who are Continuing Directors, arrange to have such acquiring or surviving corporation or entity or an Affiliate thereof grant to the Executive a replacement option.

9.   EMPLOYMENT RIGHTS

     The grant of the Option shall confer upon the Executive any right to continued employment with the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate the employment of the Executive. Except as specifically provided by the Board of Directors in any particular case, the loss of existing or potential profit in the Option shall not constitute an element of damages in the event of termination of the employment of the Executive even if the termination is in violation of an obligation of the Company to the Executive by contract or otherwise.

10.  DELEGATION TO COMMITTEE.

     The Board of Directors may delegate, in its discretion, its duties hereunder to the Compensation Committee or any other committee of directors, and any determination pursuant this Agreement by such committee shall be binding on the Executive.

11.  RIGHTS AS A STOCKHOLDER.

     This Option shall not give the Executive rights as a stockholder of the Company.

12.  CONDITIONS ON DELIVERY OF STOCK.

     The Company will not be obligated to deliver any Shares pursuant to this Option until: (a) in the opinion of the Company's counsel, regulations have been complied with, and (b) all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel.


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13.  GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to the conflicts of law provisions thereof.



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     IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed under its corporate seal by its duly authorized officer. The Executive's signature on a counterpart of this Stock Option Agreement constitutes his agreement to the foregoing. This Option shall take effect as a sealed instrument.



                                     REEBOK INTERNATIONAL LTD.


                                     By: /s/ David A. Pace
                                         --------------------------------------

                                     Title:  Vice President and General Counsel
                                            -----------------------------------

AGREED TO:


/s/ Paul B. Fireman
---------------------
PAUL B. FIREMAN


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                                             EXHIBIT A TO STOCK OPTION AGREEMENT


                           FORM OF NOTICE OF ELECTION

To:  REEBOK INTERNATIONAL LTD.

     The undersigned holder of the Option issued pursuant to the Stock Option Agreement dated as of May 9, 2000 hereby irrevocably exercises such Option for, and purchases thereunder, _______________ shares of the Common Stock of Reebok International Ltd. and herewith makes payment of $_______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, the undersigned at the address set forth below.


Dated:  __________________                  _________________________________
                                            PAUL B. FIREMAN

                                            _________________________________
                                            (Street Address)

                                            _________________________________
                                            (City)     (State)     (Zip Code)